SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): May 27, 2005

HUDSON CITY BANCORP, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-26001	22-3640393
(State or other jurisdiction of in Company)	(Commission File Number)	(IRS Employer Identification No.)

WEST 80 CENTURY ROAD
PARAMUS, NEW JERSEY 07652
(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (201) 967-1900

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosures.

On May 27, 2005, Hudson City Bancorp, Inc. (the “Company”), held its Annual Meeting of Stockholders. At the Annual Meeting of Stockholders, a financial presentation regarding the state of the Company was provided. The text of the Power Point slides used during this presentation is attached as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits.

No financial statements are required to be filed as part of this Report. The following exhibits are filed as part of this Report:

Exhibit No.	Description
99.1	Text of the Power Point slides used during the “State of the Company” report issued to stockholders of Hudson City Bancorp, Inc. at its Annual Meeting of Stockholders on May 27, 2005.

     The information provided pursuant hereto shall not be deemed incorporated by reference by any general statement incorporating by reference this Form 8-K into any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as mended, and shall not otherwise be deemed filed under such Acts.

2

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Hudson City Bancorp, Inc.
	By:	/s/ Denis J. Salamone
Denis J. Salamone
Dated: May 27, 2005		Senior Executive Vice President and Chief Operating Officer

3

Exhibit Index

Exhibit No.	Description
99.1	Text of the Power Point slides used during the “State of the Company” report issued to stockholders of Hudson City Bancorp, Inc. at its Annual Meeting of Stockholders on May 27, 2005.

4